Putnam
Global Equity
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-02

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

By the time this report reaches you, the Putnam Global Equity Fund whose performance is reviewed in this report will not be the same fund whose shares you own. In case you missed the recent letter from Putnam explaining the series of events that transpired to produce these changes, you can read about them on page 6. With these changes in place, your newly merged fund should be well positioned to pursue its objective of capital appreciation with a globally diversified portfolio of stocks.

For the former Putnam Global Equity Fund's semiannual period ended August 31, 2002, the management team, faced with a high level of volatility in virtually all global equity markets, chose to focus primarily on fundamentals in selecting portfolio holdings. Toward the end of the period, when the fund's managers concluded that global equity markets' pessimism had become unrealistically pronounced, they began selecting stocks that they believed would eventually prove to have been bargains.

Given this negative environment, it is unsurprising that the fund delivered negative results. In the following report, the management team provides a full discussion of the reasons behind this performance and offers its views on prospects for the global equity markets in the months ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
October 16, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Global Core Team

Although financial markets are often driven by sentiment, such as optimism or pessimism, in managing Putnam Global Equity Fund, we strive to be guided by realism. During the summer, when volatility in some global markets reached levels last seen during October 1987, we focused on fundamentals rather than allowing ourselves to be swayed by sentiment. We had begun the fund's semiannual period in March with the view that stock prices generally seemed to be higher than business expectations warranted, and at the end of the period, we viewed stock prices to be lower than justified. Although the fund's absolute returns are disappointing, we believe this perspective contributed to the fund's encouraging relative performance. During the six-month period, the fund at net asset value outperformed both its benchmark, the Morgan Stanley Capital International World Index, and the average of its peer group, the Lipper Global Funds category. (See page 7 for details.)

Total return for 6 months ended 8/31/02

      Class A         Class B          Class C           Class M
    NAV     POP      NAV   CDSC       NAV   CDSC       NAV     POP
-----------------------------------------------------------------------
  -11.37% -16.48%  -11.74% -16.15%  -11.63% -12.51%  -11.57% -14.69%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* RECOVERY GAVE WAY TO RENEWED DOWNTREND

Heading into the fund's fiscal year, which began March 1, 2002, we were skeptical about stock valuations around the world. Clearly, the world economy was performing better than it had in 2001, pulled ahead by a sharp 6% jump in U.S. output during the first quarter. However, our internal research suggested stock prices were generally high relative to our projections of corporate profits and cash flows.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking                11.0%

Pharmaceuticals         7.9%

Oil and gas             6.2%

Financial               6.0%

Tobacco                 4.9%

Footnote reads:
*Based on net assets as of 8/31/02. Holdings will vary over time.

We expected stock prices could decline, so we positioned the fund to take less risk than the broad markets. Our strategy gave us significant flexibility in this regard because this fund can invest in markets throughout the world and has no predetermined bias toward growth- or value-style stocks. At the outset of the period, we generally favored stocks in the financial and consumer staples sectors. Company profits in these sectors were supported by stable consumer spending. Meanwhile, we avoided large exposures to technology, health-care, and conglomerate stocks.

Fund Profile

Putnam Global Equity Fund seeks capital appreciation by investing mainly in common stocks of companies worldwide. The fund targets stocks that offer a combination of growth potential and attractive valuations. It typically invests in midsize and large multinational companies whose size, scale, and power give them a competitive advantage.

This positioning helped the fund as global markets declined quite steadily in April, May, and June. When markets dropped even more sharply in July, however, we believed investors had become overly pessimistic, and we added to some existing holdings that we thought had become undervalued. Although the market recovered somewhat in August, we considered stocks priced attractively on a fundamental basis as we entered the second half of the fiscal year.

* STOCK SELECTION FAVORED DEFENSIVE QUALITIES

As we have already indicated, our stock-selection strategy relies on thorough analysis of companies, with particular attention to their profits and cash flows. The fund can own a wide variety of companies, including large and midsize companies in U.S. and international markets -- even emerging markets. To separate the wheat from the chaff, so to speak, we try to find companies we consider to be priced below the worth of the business based on the cash they can generate. Stocks priced attractively in this way are more likely to have appreciation potential than stocks that are priced above their worth. The latter stocks also tend to be more volatile.

To provide some concrete examples, this strategy led us during the period to favor several stocks in the consumer staples sector, such as Altadis of Spain and Philip Morris of the United States, as well as financials such as U.S. Bancorp and Freddie Mac. Consumer staples stocks are typically considered defensive because people do not change their eating, drinking, or other consumption habits with fluctuations in the economy. Freddie Mac, also known as the Federal Home Loan Mortgage Company, has benefited for much of this year from robust home-buying and demand for mortgages spurred by low long-term interest rates. Although these holdings, as well as others mentioned in this report, were viewed favorably by fund management at the end of the reporting period, all are subject to review and adjustment in accordance with the fund's strategy.

The fund also holds Pharmacia, a global pharmaceuticals company with an attractive stock price. Industry competitor Pfizer, another stock owned by the fund, also found Pharmacia a compelling value and made arrangements to acquire Pharmacia during the spring. This, one of the few high-profile corporate mergers this year, helped Pharmacia's stock appreciate.

Our strategy also steered us away from two prominent global companies -- AOL Time Warner of the United States and Vivendi Universal of France -- that, as it turned out, performed poorly. (The fund did own Vivendi Environnement, a water company.) While both companies had attractive features, we believed the market was making too-rosy assumptions about their prospects. Of course, our stock selection is not flawless. We note two holdings with disappointing results, AstraZeneca, a British pharmaceutical company, and Allianz, a German insurance company. AstraZeneca's clinical trials of its new drug, Iressa, went badly, and we sold some of the fund's position. We also sold Allianz because its portfolio of European stocks was hit hard by the summer market downturn.

* EUROPEAN AND EMERGING MARKETS OFFER ATTRACTIVE  RELATIVE VALUATIONS

While we have been discussing changes in the global economy as a whole, there are significant differences among regions and markets. The world offers a large menu of opportunities and allows us maneuverability to reduce risk. In addition to researching companies, we also study markets, sectors, and economies around the world, and use this analysis in investment decisions.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

TotalFinaElf SA Class B
France
Oil and gas

Philip Morris Companies, Inc.
United States
Tobacco

Citigroup, Inc.
United States
Financial

Microsoft Corp.
United States
Software

Freddie Mac
United States
Financial

U.S. Bancorp
United States
Banking

Pfizer, Inc.
United States
Pharmaceuticals

The Bank of New York Company, Inc.
United States
Banking

Pharmacia
United States
Pharmaceuticals

Nestle SA
Switzerland
Food

Footnote reads:
These holdings represent 24.4% of the fund's net assets as of 8/31/02. Portfolio holdings will vary over time.

Currently, we favor European and emerging markets over Japan and the United States. The reasons are complicated. We expect the U.S. economic recovery to be muted. However, even a small revival in U.S. economic growth increases demand for imports from U.S. trading partners in emerging markets of Asia and Latin America. Stock prices in those regions are also more attractive at present than those in the United States itself. In fact, we think the United States is still working off many of the excesses that occurred during the bull market of the late 1990s. Only the most recent decline in U.S. stock prices has made the market more attractive based on global comparisons.

Japan, like other Asian markets, has benefited from rising U.S. demand, especially for automobiles and other consumer goods. However, it is troubled by internal problems. For more than a decade, Japan has taken a gradualist approach toward fixing major structural problems such as a weak banking system and outdated industries. As a result, it risks falling further behind because of an aging population, an inflexible educational system, and compensation policies that reward seniority rather than performance.

While Europe has been experiencing weak economic growth, it has less of the negative factors we see in the United States or Japan, so we have a modestly overweight position in Europe. Europe has made more structural reforms than Japan, and it experienced fewer excesses than the United States during the bull market. Our overweighting is modest, though, because many European companies are not as competitive as their U.S. counterparts in the same industries.

* STOCKS CAN RISE IN MODERATE RECOVERY

Looking ahead, we see the potential for markets to advance, but not great cause for enthusiasm. Our research indicates the global economic recovery will be slow and gradual, as will the recovery in corporate profits. However, on the bright side, we believe these trends are in motion, and are supported by low interest rates and low inflation around the world. Perhaps the most encouraging factor is that stock markets have already reflected most negative factors and risks, including the potential for terrorism and military action in the Middle East. We believe these troubles may cause volatility to persist, but for now have made stock prices attractive relative to business prospects in many markets around the world.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/02, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.

The fund is managed by the Putnam Global Core Team. The members of the team are Paul Warren (Portfolio Leader), Mark Bogar (Portfolio Member), Geirulv Lode (Portfolio Member), Shigeki Makino (Portfolio Member), Stephen Oler (Portfolio Member), David Gerber, Omid Kamshad, and Justin Scott.

MERGER COMPLETED FOR PUTNAM GLOBAL EQUITY FUND

On September 23, 2002, following a vote by shareholders, Putnam Global Equity Fund merged into Putnam Global Growth Fund. This merger was approved in principle by your fund's Trustees on April 15, 2002. Shareholders are expected to benefit from potentially lower expenses provided by the larger asset base of the merged funds.

The Trustees also approved changing the name of the newly-merged fund to Putnam Global Equity Fund as of October 1, 2002. The newly-merged fund also assumed the performance history of the former Putnam Global Equity Fund. This name more clearly reflects the fund's investment strategy and its performance history. Putnam Global Equity Fund follows Putnam's blend investment strategy, which has no predetermined bias toward growth or value stocks.

Also, as a result of the merger, Putnam Global Equity Fund will now follow the fiscal year of the former Putnam Global Growth Fund which ends October 31. In December, shareholders will receive an annual report for Putnam Global Equity Fund as of October 31, 2002.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 8/31/02

                     Class A        Class B         Class C       Class M
(inception dates)   (7/1/94)       (7/1/94)        (2/1/99)       (7/3/95)
                   NAV    POP     NAV   CDSC      NAV   CDSC     NAV    POP
------------------------------------------------------------------------------
6 months        -11.37% -16.48% -11.74% -16.15% -11.63% -12.51% -11.57% -14.69%
------------------------------------------------------------------------------
1 year          -17.53  -22.30  -18.14  -22.23  -18.08  -18.90  -17.91  -20.75
------------------------------------------------------------------------------
5 years          16.33    9.67   12.35   11.03   12.61   12.61   13.78    9.78
Annual average    3.07    1.86    2.36    2.11    2.40    2.40    2.62    1.88
------------------------------------------------------------------------------
Life of fund    110.67   98.53  100.11  100.11  100.01  100.01  104.34   97.16
Annual average    9.56    8.76    8.87    8.87    8.86    8.86    9.15    8.67
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/02

                                 MSCI World            Consumer
                                   Index              price index
------------------------------------------------------------------------------
6 months                         -12.98%                 1.40%
------------------------------------------------------------------------------
1 year                           -17.20                  1.69
------------------------------------------------------------------------------
5 years                           -3.53                 12.25
Annual average                    -0.72                  2.34
------------------------------------------------------------------------------
Life of fund                      50.86                 21.96
Annual average                     5.16                  2.46
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase will be imposed for all share classes.

LIPPER INFORMATION:

The average cumulative return for the 333 funds in the Lipper Global Funds category over the 6 months ended 8/31/02 was -12.96%. Over the 1-, 5-, and life-of-fund periods ended 8/31/02, annualized returns for the category were -16.24%, 0.06%, and 5.67%, respectively.

Upon completion of the merger of Putnam Global Growth and Income Fund and Putnam Global Equity Fund into the Putnam Global Growth Fund on September 23, 2002, the merged fund will assume the performance and accounting history of Putnam Global Equity Fund.

PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 8/31/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Share value:       NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
2/28/02          $10.29  $10.92     $9.97        $10.15    $10.11  $10.48
------------------------------------------------------------------------------
8/31/02            9.12    9.68      8.80          8.97      8.94    9.26
------------------------------------------------------------------------------
*The fund did not make any distributions during the period.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of developed and emerging markets. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
August 31, 2002 (Unaudited)

COMMON STOCKS (99.0%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (1.5%)
-------------------------------------------------------------------------------------------------------------------
            794,001 Havas Advertising SA (France)                                                        $3,464,405
             16,400 Interpublic Group of Companies, Inc.                                                    298,972
            110,000 Omnicom Group, Inc.                                                                   6,655,000
                                                                                                      -------------
                                                                                                         10,418,377

Aerospace and Defense (0.2%)
-------------------------------------------------------------------------------------------------------------------
            229,659 BAE Systems PLC (United Kingdom)                                                      1,087,024

Airlines (0.4%)
-------------------------------------------------------------------------------------------------------------------
            197,700 Southwest Airlines Co.                                                                2,809,317

Automotive (2.0%)
-------------------------------------------------------------------------------------------------------------------
             61,700 Honda Motor Co., Ltd. (Japan)                                                         2,612,687
            451,800 Toyota Motor Corp. (Japan)                                                           11,185,432
                                                                                                      -------------
                                                                                                         13,798,119

Banking (11.0%)
-------------------------------------------------------------------------------------------------------------------
            352,810 Abbey National PLC (United Kingdom)                                                   4,071,120
            414,300 Bank of New York Company, Inc. (The)                                                 14,562,645
            201,100 Comerica, Inc.                                                                       11,764,350
            339,170 Danske Bank A/S (Denmark)                                                             5,959,155
             20,000 Fifth Third Bancorp                                                                   1,340,400
          4,496,878 Grupo Financiero BBVA Bancomer SA de CV (Mexico) (NON)                                3,572,775
             52,800 M&T Bank Corp.                                                                        4,530,240
            682,500 Nordea AB (Sweden)                                                                    3,207,503
            986,000 Overseas-Chinese Banking Corp. (Singapore)                                            6,086,768
            781,121 U.S. Bancorp                                                                         16,786,290
            102,700 Wells Fargo & Co.                                                                     5,359,913
                                                                                                      -------------
                                                                                                         77,241,159

Beverage (2.4%)
-------------------------------------------------------------------------------------------------------------------
            135,700 Companhia de Bebidas das Americas (AmBev) ADR (Brazil)                                1,899,800
            373,590 Diageo PLC (United Kingdom)                                                           4,518,936
             51,200 Fomento Economico Mexicano SA de CV ADR (Mexico)                                      1,928,704
            105,400 PepsiCo, Inc.                                                                         4,168,570
            575,914 SABMiller PLC (United Kingdom)                                                        4,062,156
                                                                                                      -------------
                                                                                                         16,578,166

Broadcasting (0.4%)
-------------------------------------------------------------------------------------------------------------------
            144,980 Societe Television Francaise I (France)                                               2,955,359

Cable Television (0.8%)
-------------------------------------------------------------------------------------------------------------------
            245,700 Comcast Corp. Class A (NON)                                                           5,855,031

Chemicals (1.8%)
-------------------------------------------------------------------------------------------------------------------
            153,000 BASF AG (Germany)                                                                     6,323,195
             43,838 Ciba Specialty Chemicals AG (Switzerland)                                             3,141,514
             58,867 Syngenta AG (Switzerland)                                                             3,262,977
                                                                                                      -------------
                                                                                                         12,727,686

Commercial and Consumer Services (1.5%)
-------------------------------------------------------------------------------------------------------------------
            375,400 Autostrade SpA (Italy)                                                                3,217,017
          1,202,273 Hays PLC (United Kingdom)                                                             2,487,316
             29,000 SECOM Company, Ltd. (Japan)                                                           1,338,085
            325,700 ServiceMaster Co. (The)                                                               3,621,784
                                                                                                      -------------
                                                                                                         10,664,202

Communications Equipment (1.4%)
-------------------------------------------------------------------------------------------------------------------
            519,800 Nokia OYJ ADR (Finland)                                                               6,908,142
          3,623,090 Telefonaktiebolaget LM Ericsson AB Class B (Sweden) (NON)                             2,760,648
                                                                                                      -------------
                                                                                                          9,668,790

Computers (2.5%)
-------------------------------------------------------------------------------------------------------------------
             97,700 Apple Computer, Inc. (NON)                                                            1,441,075
            343,900 Dell Computer Corp. (NON)                                                             9,154,618
            270,950 Hewlett-Packard Co.                                                                   3,638,859
             64,200 Lexmark International, Inc. (NON)                                                     3,030,240
                                                                                                      -------------
                                                                                                         17,264,792

Conglomerates (1.1%)
-------------------------------------------------------------------------------------------------------------------
            469,217 Tyco International, Ltd. (Bermuda)                                                    7,362,015

Construction (1.5%)
-------------------------------------------------------------------------------------------------------------------
            139,587 Cemex SA de CV ADR (Mexico)                                                           3,287,274
             78,485 Lafarge (France)                                                                      7,260,661
                                                                                                      -------------
                                                                                                         10,547,935

Consumer Finance (2.1%)
-------------------------------------------------------------------------------------------------------------------
             57,100 Acom Co., Ltd. (Japan)                                                                3,366,757
            569,750 MBNA Corp.                                                                           11,508,950
                                                                                                      -------------
                                                                                                         14,875,707

Consumer Goods (1.6%)
-------------------------------------------------------------------------------------------------------------------
             66,300 Estee Lauder Companies, Inc. (The) Class A                                            1,985,685
             37,100 Fortune Brands, Inc.                                                                  1,946,637
             72,000 KAO Corp. (Japan)                                                                     1,648,925
            298,184 Reckitt Benckiser PLC (United Kingdom)                                                5,516,323
                                                                                                      -------------
                                                                                                         11,097,570

Consumer Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
            122,851 Deutsche Post AG (Germany)                                                            1,338,260

Consumer Staples (0.6%)
-------------------------------------------------------------------------------------------------------------------
            128,000 Fuji Photo Film Companies, Ltd. (Japan)                                               3,908,562

Electric Utilities (2.7%)
-------------------------------------------------------------------------------------------------------------------
             65,000 E.On AG (Germany)                                                                     3,333,210
            144,500 Edison International (NON)                                                            1,731,110
            157,900 Entergy Corp.                                                                         6,661,801
             31,790 FPL Group, Inc.                                                                       1,814,573
            306,088 Iberdrola SA (Spain)                                                                  3,946,569
            134,900 PG&E Corp. (NON)                                                                      1,531,115
                                                                                                      -------------
                                                                                                         19,018,378

Electrical Equipment (1.1%)
-------------------------------------------------------------------------------------------------------------------
            165,000 Emerson Electric Co.                                                                  8,048,700

Electronics (2.8%)
-------------------------------------------------------------------------------------------------------------------
            205,110 Intel Corp.                                                                           3,419,184
            118,000 Murata Manufacturing Co., Ltd. (Japan)                                                6,688,823
             35,830 Samsung Electronics Co., Ltd. (South Korea)                                           9,867,485
                                                                                                      -------------
                                                                                                         19,975,492

Energy (0.3%)
-------------------------------------------------------------------------------------------------------------------
            101,316 GlobalSantaFe Corp.                                                                   2,228,952

Engineering & Construction (0.5%)
-------------------------------------------------------------------------------------------------------------------
            140,800 Bouygues SA (France)                                                                  3,485,874

Financial (6.0%)
-------------------------------------------------------------------------------------------------------------------
            620,738 Citigroup, Inc.                                                                      20,329,170
             60,200 Fannie Mae                                                                            4,561,956
            263,900 Freddie Mac                                                                          16,915,990
                                                                                                      -------------
                                                                                                         41,807,116

Food (2.2%)
-------------------------------------------------------------------------------------------------------------------
             59,288 Nestle SA (Switzerland)                                                              12,726,309
            765,635 Tesco PLC (United Kingdom)                                                            2,504,761
                                                                                                      -------------
                                                                                                         15,231,070

Gaming & Lottery (0.7%)
-------------------------------------------------------------------------------------------------------------------
             70,850 International Game Technology (NON)                                                   4,582,578

Health Care Services (3.4%)
-------------------------------------------------------------------------------------------------------------------
            126,900 Cardinal Health, Inc.                                                                 8,228,196
            184,500 HCA, Inc.                                                                             8,588,475
             75,840 UnitedHealth Group, Inc.                                                              6,700,464
                                                                                                      -------------
                                                                                                         23,517,135

Insurance (4.0%)
-------------------------------------------------------------------------------------------------------------------
            477,337 ING Groep NV (Netherlands)                                                           10,418,324
             48,700 Muenchener Rueckversicherungs-Gesellschaft AG (Germany)                               8,714,430
             70,800 Radian Group, Inc.                                                                    3,076,968
            104,730 Travelers Property Casualty Corp. Class A (NON)                                       1,646,356
             55,535 Travelers Property Casualty Corp. Class B (NON)                                         904,665
             48,400 XL Capital, Ltd. Class A (Bermuda)                                                    3,562,724
                                                                                                      -------------
                                                                                                         28,323,467

Investment Banking/Brokerage (2.0%)
-------------------------------------------------------------------------------------------------------------------
            125,100 Federated Investors, Inc.                                                             3,652,920
             49,000 Franklin Resources, Inc.                                                              1,715,000
            219,400 JPMorgan Chase & Co.                                                                  5,792,160
            209,300 Stilwell Financial, Inc.                                                              2,917,642
                                                                                                      -------------
                                                                                                         14,077,722

Lodging/Tourism (1.0%)
-------------------------------------------------------------------------------------------------------------------
            128,000 Carnival Corp.                                                                        3,132,160
            630,036 P&O Princess Cruises PLC (United Kingdom)                                             4,093,067
                                                                                                      -------------
                                                                                                          7,225,227

Media (0.8%)
-------------------------------------------------------------------------------------------------------------------
            371,500 Walt Disney Co. (The)                                                                 5,825,120

Medical Technology (0.5%)
-------------------------------------------------------------------------------------------------------------------
             91,400 Medtronic, Inc.                                                                       3,763,852

Metals (2.7%)
-------------------------------------------------------------------------------------------------------------------
            160,467 Arcelor (Luxembourg) (NON)                                                            1,950,990
          1,535,488 BHP Billiton PLC (United Kingdom)                                                     7,244,033
             86,400 Companhia Vale do Rio Doce (CVRD) ADR (Brazil) (NON)                                  2,211,840
            440,101 Rio Tinto PLC (United Kingdom)                                                        7,719,685
                                                                                                      -------------
                                                                                                         19,126,548

Office Equipment & Supplies (0.4%)
-------------------------------------------------------------------------------------------------------------------
             81,100 Pitney Bowes, Inc.                                                                    2,939,875

Oil & Gas (6.2%)
-------------------------------------------------------------------------------------------------------------------
            172,100 Exxon Mobil Corp.                                                                     6,100,945
            196,900 Petroleo Brasileiro SA ADR (Brazil)                                                   3,140,555
          1,753,975 Shell Transport & Trading Co. PLC (United Kingdom)                                   11,761,065
            158,305 TotalFinaElf SA Class B (France)                                                     22,568,705
                                                                                                      -------------
                                                                                                         43,571,270

Paper & Forest Products (0.7%)
-------------------------------------------------------------------------------------------------------------------
             26,200 Aracruz Celulose SA ADR (Brazil)                                                        463,740
             78,500 UPM-Kymmene OYJ (Finland)                                                             2,501,501
             38,600 Weyerhaeuser Co.                                                                      2,104,086
                                                                                                      -------------
                                                                                                          5,069,327

Pharmaceuticals (7.9%)
-------------------------------------------------------------------------------------------------------------------
            215,134 AstraZeneca PLC (United Kingdom)                                                      6,063,056
            115,318 Lilly (Eli) & Co.                                                                     6,694,210
             59,750 Novo-Nordisk A/S (Denmark)                                                            1,811,491
            471,225 Pfizer, Inc.                                                                         15,588,123
            298,171 Pharmacia Corp.                                                                      13,030,073
            125,502 Sanofi-Synthelabo SA (France)                                                         7,524,796
            210,600 Schering-Plough Corp.                                                                 4,860,648
                                                                                                      -------------
                                                                                                         55,572,397

Publishing (0.7%)
-------------------------------------------------------------------------------------------------------------------
            402,965 Reed Elsevier NV (Netherlands)                                                        5,108,736

Railroads (0.3%)
-------------------------------------------------------------------------------------------------------------------
             68,500 Burlington Northern Santa Fe Corp.                                                    1,970,060

Real Estate (1.0%)
-------------------------------------------------------------------------------------------------------------------
             47,200 Boston Properties, Inc. (R)                                                           1,787,936
            182,750 Equity Office Properties Trust (R)                                                    5,095,070
                                                                                                      -------------
                                                                                                          6,883,006

Retail (2.8%)
-------------------------------------------------------------------------------------------------------------------
              5,000 AutoZone, Inc. (NON)                                                                    361,750
          2,109,833 Dixons Group PLC (United Kingdom)                                                     5,352,123
            116,330 Lowe's Companies, Inc.                                                                4,813,735
            241,800 Office Depot, Inc. (NON)                                                              3,124,056
            294,615 TJX Companies, Inc. (The)                                                             5,827,485
                                                                                                      -------------
                                                                                                         19,479,149

Software (3.6%)
-------------------------------------------------------------------------------------------------------------------
            122,700 Adobe Systems, Inc.                                                                   2,466,270
            197,500 BMC Software, Inc. (NON)                                                              2,745,250
            347,000 Microsoft Corp. (NON)                                                                17,030,760
            112,408 Symantec Corp. (NON)                                                                  3,214,869
                                                                                                      -------------
                                                                                                         25,457,149

Technology Services (1.1%)
-------------------------------------------------------------------------------------------------------------------
            100,846 Automatic Data Processing, Inc.                                                       3,808,953
            415,200 KPMG Consulting, Inc. (NON)                                                           4,214,280
                                                                                                      -------------
                                                                                                          8,023,233

Telecommunications (4.2%)
-------------------------------------------------------------------------------------------------------------------
              5,054 NTT DoCoMo, Inc. (Japan)                                                             10,743,215
              9,165 SK Telecom Co., Ltd. (South Korea)                                                    1,803,413
            127,200 SK Telecom Co., Ltd. ADR (South Korea)                                                2,767,872
          1,485,473 Telecom Corp. of New Zealand, Ltd. (New Zealand)                                      3,510,954
            214,450 Telefonos de Mexico SA de CV (Telmex) ADR Class L (Mexico)                            6,354,154
          2,659,199 Vodafone Group PLC (United Kingdom)                                                   4,257,213
                                                                                                      -------------
                                                                                                         29,436,821

Tobacco (4.9%)
-------------------------------------------------------------------------------------------------------------------
            472,819 Altadis SA (Spain)                                                                   10,658,142
            345,404 Korea Tobacco & Ginseng Corp. GDR (South Korea)                                       2,490,363
            427,160 Philip Morris Companies, Inc.                                                        21,358,000
                                                                                                      -------------
                                                                                                         34,506,505

Waste Management (1.2%)
-------------------------------------------------------------------------------------------------------------------
            319,300 Waste Management, Inc.                                                                8,119,799

Water Utilities (0.3%)
-------------------------------------------------------------------------------------------------------------------
             83,448 Vivendi Environnement (France)                                                        2,058,610
                                                                                                      -------------
                    Total Common Stocks (cost $738,858,384)                                            $694,631,239

SHORT-TERM INVESTMENTS (1.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $2,519,698 Short-term investments held as collateral for loaned securities with yields ranging from 1.73% to 2.03%
                    and due dates ranging from September 3, 2002 to
                    October 11, 2002 (d)                                                                 $2,518,560
          5,848,616 Short-term investments held in Putnam commingled cash account with yields ranging from 1.70% to
                    1.96% and due dates ranging from September 4, 2002
                    to October 25, 2002 (d)                                                               5,848,616
                                                                                                      -------------
                    Total Short-Term Investments (cost $8,367,176)                                       $8,367,176
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $747,225,560)                                              $702,998,415
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $701,343,240.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

  (d) See footnote 1 to the financial statements.

      ADR or GDR after the name of a foreign holding stands for American
      Depositary Receipts or Global Depositary Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at August 31, 2002: (as percentage of Market Value)

           Bermuda                     1.6%
           Brazil                      1.1
           Denmark                     1.1
           Finland                     1.4
           France                      7.1
           Germany                     2.8
           Japan                       6.0
           Mexico                      2.2
           Netherlands                 2.2
           South Korea                 2.4
           Spain                       2.1
           Switzerland                 2.8
           United Kingdom             10.2
           United States              54.1
           Other                       2.9
                                     -----
           Total                     100.0%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
August 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $2,430,410 of securities on
loan (identified cost $747,225,560) (Note 1)                                   $702,998,415
-------------------------------------------------------------------------------------------
Foreign currency (cost $1,012,122) (Note 1)                                         844,873
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         1,831,321
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              319,752
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    8,210,438
-------------------------------------------------------------------------------------------
Total assets                                                                    714,204,799

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  7,660,535
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,199,488
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        460,051
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          184,587
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       45,312
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,338
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              415,283
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                2,518,560
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              376,405
-------------------------------------------------------------------------------------------
Total liabilities                                                                12,861,559
-------------------------------------------------------------------------------------------
Net assets                                                                     $701,343,240

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,075,081,908
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      2,335,951
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                 (331,895,897)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                               (44,178,722)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                   $ 701,343,240

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($462,509,318 divided by 50,729,171 shares)                                           $9.12
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $9.12)*                                $9.68
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($193,798,815 divided by 22,013,578 shares)**                                         $8.80
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($21,080,767 divided by 2,350,984 shares)**                                           $8.97
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($23,954,340 divided by 2,679,472 shares)                                             $8.94
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $8.94)*                                $9.26
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended August 31, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $617,822)                                       $8,925,673
-------------------------------------------------------------------------------------------
Interest                                                                             53,822
-------------------------------------------------------------------------------------------
Securities lending                                                                   27,339
-------------------------------------------------------------------------------------------
Total investment income                                                           9,006,834

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  3,260,023
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      868,056
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   11,068
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      7,777
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               752,057
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,265,312
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               131,840
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               112,046
-------------------------------------------------------------------------------------------
Other                                                                               620,432
-------------------------------------------------------------------------------------------
Total expenses                                                                    7,028,611
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (515,231)
-------------------------------------------------------------------------------------------
Net expenses                                                                      6,513,380
-------------------------------------------------------------------------------------------
Net investment income                                                             2,493,454
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (77,983,146)
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                          16,835
-------------------------------------------------------------------------------------------
Net realized loss on written options (Notes 1 and 3)                                (13,427)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                                 88,843
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and written options during the period                                           (22,162,022)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (100,052,917)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $(97,559,463)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                        August 31           February 28
                                                                            2002*                  2002
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                  $2,493,454            $1,023,839
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                          (77,979,738)         (185,000,889)
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                          (22,073,179)          (47,535,465)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                  (97,559,463)         (231,512,515)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                                     --              (442,781)
-------------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                                     --              (682,651)
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                    (129,206,697)          (16,734,521)
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (226,766,160)         (249,372,468)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   928,109,400         1,177,481,868
-------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income of $2,335,951 and distributions in excess of net investment income
of $157,503, respectively)                                           $701,343,240          $928,109,400
-------------------------------------------------------------------------------------------------------
* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            August 31           Year ended        Year ended          Year ended
operating performance               (Unaudited)         February 28         Feb. 29           February 28
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.29       $12.64       $19.32       $13.62       $13.18       $11.85
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .04          .04          .16         (.02)         .02          .03
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.21)       (2.37)       (4.33)        8.37         1.66         3.06
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.17)       (2.33)       (4.17)        8.35         1.68         3.09
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --         (.01)        (.02)        (.27)          --         (.10)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (2.38)       (2.38)       (1.24)       (1.66)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.01)        (.11)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --         (.02)       (2.51)       (2.65)       (1.24)       (1.76)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.12       $10.29       $12.64       $19.32       $13.62       $13.18
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (11.37)*     (18.44)      (22.20)       63.14        13.08        27.74
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $462,509     $579,544     $620,053     $623,649     $302,556     $270,536
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .70*        1.25         1.17         1.20         1.26         1.37
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .42*         .37          .93         (.14)         .17          .20
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 46.09*      102.99       199.32       209.44       241.46        97.77
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            August 31           Year ended        Year ended           Year ended
operating performance               (Unaudited)         February 28          Feb. 29           February 28
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.97       $12.31       $18.92       $13.40       $13.07       $11.77
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .01         (.03)         .07         (.13)        (.07)        (.06)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.18)       (2.31)       (4.26)        8.21         1.64         3.05
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.17)       (2.34)       (4.19)        8.08         1.57         2.99
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --         (.18)          --         (.03)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (2.38)       (2.38)       (1.24)       (1.66)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --           --         (.04)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --           --        (2.42)       (2.56)       (1.24)       (1.69)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.80        $9.97       $12.31       $18.92       $13.40       $13.07
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (11.74)*     (19.01)      (22.76)       62.03        12.33        26.98
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $193,799     $286,836     $469,505     $709,891     $377,386     $333,642
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.06*        1.98         1.87         1.88         1.92         2.00
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .06*        (.32)         .41         (.81)        (.49)        (.44)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 46.09*      102.99       199.32       209.44       241.46        97.77
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                           For the period
Per-share                            August 31           Year ended        Year ended   Feb. 1, 1999+
operating performance               (Unaudited)         February 28          Feb. 29     to Feb. 28
-----------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.15       $12.54       $19.20       $13.63       $14.15
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .01         (.04)         .02         (.13)          --(d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.19)       (2.35)       (4.26)        8.33         (.52)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.18)       (2.39)       (4.24)        8.20         (.52)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --(d)      (.25)          --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (2.38)       (2.38)          --
-----------------------------------------------------------------------------------------------------
From return of capital                    --           --         (.04)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --           --        (2.42)       (2.63)          --
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.97       $10.15       $12.54       $19.20       $13.63
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (11.63)*     (19.06)      (22.68)       61.94        (3.68)*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $21,081      $29,088      $40,530      $25,539         $190
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.06*        1.98         1.87         1.88          .15*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .06*        (.33)         .15        (1.04)        (.05)*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 46.09*      102.99       199.32       209.44       241.46
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            August 31           Year ended         Year ended          Year ended
operating performance               (Unaudited)         February 28          Feb. 29           February 28
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $10.11       $12.45       $19.07       $13.48       $13.11       $11.80
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .02         (.01)         .09         (.09)        (.03)        (.03)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.19)       (2.33)       (4.28)        8.27         1.64         3.07
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.17)       (2.34)       (4.19)        8.18         1.61         3.04
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --           --(d)      (.21)          --         (.07)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (2.38)       (2.38)       (1.24)       (1.66)
------------------------------------------------------------------------------------------------------------------
From return of capital                    --           --         (.05)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --           --        (2.43)       (2.59)       (1.24)       (1.73)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.94       $10.11       $12.45       $19.07       $13.48       $13.11
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (11.57)*     (18.80)      (22.61)       62.48        12.61        27.36
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $23,954      $32,641      $47,393      $58,625      $29,384      $25,145
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .94*        1.73         1.62         1.63         1.67         1.75
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .18*        (.08)         .56         (.56)        (.25)        (.22)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 46.09*      102.99       199.32       209.44       241.46        97.77
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
August 31, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Global Equity Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily through a diversified portfolio of growth and value stocks issued by companies worldwide.

The fund offers class A, class B, class C, and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Effective October 1, 2002, a redemption fee of 1.00% of the total redemption amount will apply to any shares purchased after October 1, 2002 that are held less than 90 days.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2002, the value of securities loaned amounted to $2,430,410. The fund received cash collateral of $2,518,560 which is pooled with collateral of other Putnam funds into 35 issuers of high-grade short-term investments.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended August 31, 2002, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At February 28, 2002, the fund had a capital loss carryover of approximately $195,427,000 available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on February 28, 2010.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending February 28, 2003 approximately $48,036,000 of losses recognized during the period November 1, 2001 to February 28, 2002.

The aggregate identified cost on a tax basis is $757,681,756, resulting in gross unrealized appreciation and depreciation of $31,527,225 and $86,210,566, respectively, or net unrealized depreciation of $54,683,341.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, 0.53% of the next $5 billion, 0.52% of the next $5 billion, 0.51% of the next $5 billion, 0.50% of the next $5 billion, 0.49% of the next $5 billion, 0.48% of the next $8.5 billion and 0.47% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended August 31, 2002, the fund's expenses were reduced by $515,231 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,157 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.65%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.75% of the average net assets attributable to class M shares. The Trustees currently limit payment by the fund to an annual rate of 0.50% of the average net assets attributable to class A for shares outstanding as of July 1, 1995 (except for class A shares for which Putnam Retail Management is the dealer of record) and 0.25% of such average net asset value of class A shares acquired after that date (including shares acquired through reinvestment distributions).

For the six months ended August 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $33,574 and $3,868 from the sale of class A and class M shares, respectively, and received $337,177 and $3,724 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended August 31, 2002, Putnam Retail Management, acting as underwriter received $29,808 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended August 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $388,526,719 and $521,011,255, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the period are summarized as follows:

                                              Contract            Premiums
                                               Amounts            Received
---------------------------------------------------------------------------
Written options
outstanding at
beginning of period                            171,500            $339,863
---------------------------------------------------------------------------
Options opened                                      --                  --
Options expired                                     --                  --
Options closed                                (171,500)           (339,863)
---------------------------------------------------------------------------
Written options
outstanding
at end of period                                    --                 $--
---------------------------------------------------------------------------

Note 4
Capital shares

At August 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                          Six months ended August 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 16,256,912        $165,459,418
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            16,256,912         165,459,418

Shares repurchased                         (21,865,858)       (219,332,373)
---------------------------------------------------------------------------
Net decrease                                (5,608,946)       $(53,872,955)
---------------------------------------------------------------------------

                                              Year ended February 28, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 54,262,014        $611,269,812
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               100,391           1,065,166
---------------------------------------------------------------------------
                                            54,362,405         612,334,978

Shares repurchased                         (47,089,031)       (518,221,018)
---------------------------------------------------------------------------
Net increase                                 7,273,374         $94,113,960
---------------------------------------------------------------------------

                                          Six months ended August 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,873,290         $17,820,132
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,873,290          17,820,132

Shares repurchased                          (8,632,987)        (82,792,404)
---------------------------------------------------------------------------
Net decrease                                (6,759,697)       $(64,972,272)
---------------------------------------------------------------------------

                                              Year ended February 28, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,071,092         $67,050,302
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             6,071,092          67,050,302

Shares repurchased                         (15,443,395)       (167,310,252)
---------------------------------------------------------------------------
Net decrease                                (9,372,303)      $(100,259,950)
---------------------------------------------------------------------------

                                          Six months ended August 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,236,577         $12,218,121
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,236,577          12,218,121

Shares repurchased                          (1,750,404)        (17,319,639)
---------------------------------------------------------------------------
Net decrease                                  (513,827)        $(5,101,518)
---------------------------------------------------------------------------

                                              Year ended February 28, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,788,231         $30,925,715
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             2,788,231          30,925,715

Shares repurchased                          (3,155,407)        (34,922,875)
---------------------------------------------------------------------------
Net decrease                                  (367,176)        $(3,997,160)
---------------------------------------------------------------------------

                                          Six months ended August 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    484,555          $5,049,000
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               484,555           5,049,000

Shares repurchased                          (1,034,013)        (10,308,952)
---------------------------------------------------------------------------
Net decrease                                  (549,458)        $(5,259,952)
---------------------------------------------------------------------------

                                              Year ended February 28, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,929,908         $20,399,841
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,929,908          20,399,841

Shares repurchased                          (2,506,691)        (26,991,212)
---------------------------------------------------------------------------
Net decrease                                  (576,783)        $(6,591,371)
---------------------------------------------------------------------------

Note 5
Merger into Putnam Global Growth Fund

On April 15, 2002, the Trustees approved, in principle, the merger of Putnam Global Equity Fund into Putnam Global Growth Fund. On September 23, 2002, following a vote by shareholders, Putnam Global Equity Fund merged into Putnam Global Growth Fund. The Trustees also approved changing the name of the newly-merged fund to Putnam Global Equity Fund, as of October 1, 2002. The newly-merged fund has also assumed the performance history of the former Putnam Global Equity Fund.

---------------------------------------------------------------------------

RESULTS OF SEPTEMBER 12, 2002 SHAREHOLDER MEETING
(Unaudited)

A meeting of shareholders of the fund was held on September 12, 2002.
At the meeting, a proposal for the approval of an Agreement and Plan of Reorganization, including the transfer of all of the assets of Putnam Global Equity Fund into Putnam Global Growth Fund in exchange for the issuance and delivery of shares of beneficial interest of Putnam Global Growth Fund and the assumption by Putnam Global Equity Fund of all of the liabilities of Putnam Global Equity Fund, and the distribution of such shares to the shareholders of Putnam Global Equity Fund in complete liquidation of Putnam Global Equity Fund was approved as follows:
42,206,813 votes for, 1,443,706 votes against and 1,993,044 abstentions.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund *


INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund *
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund +
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds +

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

*Closed to new investors.

+An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Justin M. Scott
Vice President

Paul C. Warren
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Global Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA003-84019  522/525/2AF  10/02